UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 8, 2024, Veracyte, Inc., a Delaware corporation (“Veracyte”), issued a press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Press Release”) that, among other things, announced certain preliminary financial and operating results for the fourth quarter and year ended December 31, 2023, including that Veracyte expects to report that it generated total revenue of between $95.0 million and $96.0 million, and that its total test volume was approximately 34,000 tests, in each case for the fourth quarter of 2023. Veracyte also expects to report total revenue of between $358.0 million and $359.0 million and total test volume of approximately 127,000 tests for the full year ended December 31, 2023. In addition, Veracyte expects to report that cash, cash equivalents and short-term investments were more than $215.0 million as of December 31, 2023.

Veracyte’s audited financial statements for the year ended December 31, 2023 are not yet available. Accordingly, Veracyte’s preliminary revenue and cash information in the Press Release and described herein are estimates and subject to the completion of Veracyte’s financial closing procedures and any adjustments that may result from the completion of the audit of Veracyte’s financial statements. The preliminary revenue and cash information in the Press Release and described herein may differ materially from the actual results that will be reflected in Veracyte’s audited financial statements when they are completed and publicly disclosed.

Item 7.01.	Regulation FD.

In the Press Release, also on January 8, 2024, Veracyte reported the execution of an agreement and plan of merger with C2i Genomics, Inc. (“C2i”). The Press Release is incorporated herein by reference. On January 8, 2024, Veracyte posted supplemental investor materials on the Investors Relations section of its website, available at https://investor.veracyte.com/.

The information furnished with this report, including the information included in Items 2.02 and 7.01, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the Press Release, contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements related to Veracyte’s plans, objectives and expectations (financial and otherwise), including with respect to 2023 and 2024 financial and operating results; Veracyte’s anticipated acquisition of C2i; statements regarding the expected benefits of the acquisition, including but not limited to Veracyte’s expectation that adding whole-genome minimal residual disease capabilities to its unique diagnostics platform will position Veracyte to serve physicians and their patients further along the care continuum, that Veracyte believes this C2i’s technology will enable it to measure a tumor’s progression as it evolves from early diagnosis through patient treatment and follow-ups; and Veracyte’s intentions with respect to its tests and products, for use in diagnosing and treating diseases, in and outside of the United States. Forward-looking statements can be identified by the use of terminology such as “appears,” “anticipate,” “intend,” “plan,” “expect,” “believe,” “should,” “may,” “will,” “enable,” “positioned,” “offers,” “designed” and similar references to future periods. Actual results may differ materially from those projected or suggested in any forward-looking statements. These statements involve risks and uncertainties, which could cause actual results to differ materially from Veracyte’s predictions, and include, but are not limited to: Veracyte’s ability to launch, commercialize and receive reimbursement for its products; the ability of the parties to complete the acquisition of C2i on a timely basis or at all, including the required satisfaction or waiver of the closing conditions; Veracyte’s and C2i’s ability to execute on its business strategies relating to the acquisition and realize expected benefits and synergies; the retention of certain of C2i’s employees and Veracyte’s ability to successfully integrate the C2i business; the risk of stockholder litigation in connection with the contemplated transaction; Veracyte’s ability to demonstrate the validity and utility of its genomic tests and biopharma and other offerings; Veracyte’s ability to continue executing on Veracyte’s business plan; Veracyte’s ability to continue to scale its global operations and enhance its internal control environment; the impact of the war in Ukraine on European economies and energy supply and other regional conflicts, as well as Veracyte’s facilities in France; the impact of foreign currency fluctuations, increasing interest rates, inflation, potential government shutdowns and turmoil in the global banking and finance system; and

the performance and utility of Veracyte’s tests in the clinical environment. Additional factors that may impact these forward-looking statements can be found under the caption “Risk Factors” in Veracyte’s Annual Report on Form 10-K filed on March 1, 2023, and Veracyte’s Quarterly Report on Form 10-Q filed for the three months ended September 30, 2023, filed on November 8, 2023. Copies of these documents, when available, may be found in the Investors section of Veracyte’s website at investor.veracyte.com. These forward-looking statements speak only as of the date hereof and, except as required by law, Veracyte specifically disclaims any obligation to update these forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued by Veracyte, dated January 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2024

VERACYTE, INC.

By:	/s/ Rebecca Chambers
Name:	Rebecca Chambers
Title:	Chief Financial Officer
Principal Financial Officer